UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Amendment No. 1 of

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 31, 2021

BM TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38633	82-3410369
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 King of Prussia Road, Suite 350

Wayne, PA 19087

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (877) 327-9515

Megalith Financial Acquisition Corp.

535 5th Avenue, 29th Floor

New York, NY 10017

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	BMTX	NYSE American LLC
Warrants to purchase Class A Common Stock	BMTX.W	NYSE American LLC

EXPLANATORY NOTE

This Amendment No. 1 (this “Amendment No. 1”) to the Current Report on Form 8-K of BM Technologies, Inc. (the “Company”), originally filed on January 8, 2021 (the “Original Form 8-K”), is being filed solely for the purpose of: (i) amending Item 2.01 to update the Risk Factors therein; (ii) amending the historical financial statements provided under Item 9.01(a) in the Original Form 8-K to include the audited consolidated financial statements of the Company as of and for the years ended December 31, 2020 and 2019; and (iii) including the Company’s Management’s Discussion and Analysis of Financial Condition and Results of Operations for the years ended December 31, 2020, 2019 and 2018.

This Amendment No. 1 does not amend any other item of the Original Form 8-K or purport to provide an update or a discussion of any developments at the Company subsequent to the filing date of the Original Form 8-K. Capitalized terms used but not defined herein have the meanings assigned to them in the Original Form 8-K.

Item 2.01. Completion of Acquisition or Disposition of Assets

The disclosure in Item 2.01 of the Original Form 8-K under the caption “Form 10 Information – Risk Factors” is hereby replaced with the following:

Risk Factors

The risks associated with the Company are described in the Company’s most recent Annual Report on Form 10-K filed on March 31, 2021, which is hereby incorporated by reference.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

The audited consolidated financial statements of the Company as of and for the years ended December 31, 2020 and 2019 are attached hereto as Exhibit 99.1 and are incorporated by reference herein.

The Company’s Management’s Discussion and Analysis of Financial Condition and Results of Operations for the years ended December 31, 2020, 2019 and 2018 is attached hereto as Exhibit 99.2 and incorporated herein by reference.

(d)	Exhibits

Exhibit No.	Description
99.1	Audited consolidated financial statements of BM Technologies, Inc. as of and for the years ended December 31, 2020 and 2019.
99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations of BM Technologies, Inc. for the years ended December 31, 2020, 2019 and 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BM Technologies, Inc.

Dated: March 31, 2021	By:	/s/ Luvleen Sidhu
Luvleen Sidhu
Chief Executive Officer

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